Exhibit 2.11

                         ESCROW AND SECURITY AGREEMENT
                         -----------------------------

     THIS ESCROW AND SECURITY AGREEMENT (this "Agreement") made as of April 25, 2002, by and among Organic Ingredients, Inc., a California corporation ("Buyer"), Spectrum Organic Products, Inc., a California corporation ("Seller"), and Webster Trust Company, N.A., as Escrow Agent and securities intermediary (the "Escrow Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS Buyer, Seller and Acirca, Inc. have entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of April 25, 2002, pursuant to which Buyer has acquired the Business and the Purchased Assets and paid the Closing Purchase Price, in each case as such term is defined therein;

     WHEREAS, pursuant to Article V of the Purchase Agreement, Seller has agreed to indemnify and hold harmless the Buyer Indemnitees (as defined in the Purchase Agreement) with respect to certain liabilities, and Seller and Buyer have agreed to escrow $250,000 of the Closing Purchase Price (the "Indemnity Escrowed Amount") to be paid to Seller or Buyer Indemnitees as provided herein;

     WHEREAS, pursuant to Section 1.8 of the Purchase Agreement, Buyer has paid the Indemnity Escrowed Amount to the Escrow Agent to be held in escrow pursuant to the terms of this Agreement; and

     WHEREAS, in order to induce Buyer to pay the Escrowed Amount to the Escrow Agent, and in consideration therefor, Seller has agreed to grant to Buyer a perfected lien on and security interest in the Indemnity Escrowed Amount;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Purchase Agreement, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               Certain Definitions
                               -------------------

     Capitalized terms used but not defined herein have the meaning assigned to such terms in the Purchase Agreement. In addition, capitalized terms used herein have the meaning set forth in this Article I or elsewhere in this Agreement.

     The term "Indemnity Accounting Fees" means any amounts paid by Buyer to the Accounting Firm (as defined herein) to determine the Remaining Indemnity Amount pursuant to Section 4.02 or 4.03 hereof.

     The term "Indemnity Escrowed Funds" means the Indemnity Escrowed Amount plus all interest accrued thereon as provided in Section 2.02 hereof minus the sum of (i) any Indemnity Amounts paid to Buyer Indemnitees pursuant to Section

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4.01 or 4.02(b) hereof, (ii) any Indemnity Stepdown Payments paid to Seller pursuant to Secton 4.02 (a) hereof, (iii) Indemnity Accounting Fees, and (iv) any amounts distributed to Seller pursuant to Section 4.03 or 4.04 hereof, all of which shall be held by the Escrow Agent in the Indemnity Collateral Account (as defined herein).

     The term "Indemnity Stepdown Payment" means the amount of the Indemnity Escrowed Funds paid by Buyer to Seller on each of the Indemnity Stepdown Payment Dates as provided in Section 4.02 hereof.

     The term "Indemnity Stepdown Payment Dates" means each of August 30, 2002, and December 31, 2002.

     The term "Remaining Indemnity Amount" means, as of any date, the aggregate amount of Damages that are reasonably likely to arise in connection with all Claims theretofore made by a Buyer Indemnitee for which indemnification is provided pursuant to Article V of the Purchase Agreement.

     The term "Termination Date" means December 31, 2002.

     The term "UCC" means the Uniform Commercial Code in effect in the State of Connecticut.

                                   ARTICLE II

                               Creation of Escrow;
                               -------------------
                          Investment of Escrowed Funds
                          ----------------------------

     SECTION 2.01. Creation of Escrow. The Escrow Agent hereby agrees to accept the Indemnity Escrowed Amount, and hold the Indemnity Escrowed Funds in escrow in a collateral account at the Escrow Agent (the "Indemnity Collateral Account") pursuant to the terms of this Agreement. The Escrow Agent agrees that the Indemnity Collateral Account is a "securities account" within the meaning of
Section 8-501(a) of the UCC and that each item of property credited to the Indemnity Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC. Except as otherwise provided in
Section 3.01 hereof, the Escrow Agent hereby agrees that the Indemnity Collateral Account and all Indemnity Escrowed Funds held hereunder shall be held for the account of Seller; provided that Seller and Buyer expressly agree that no portion of the Indemnity Collateral Account or the Indemnity Escrowed Funds shall be or become part of the bankruptcy estate of Seller in the event that Seller is or becomes the subject debtor of a bankruptcy proceeding.

     SECTION 2.02. Investment of Escrowed Funds. The Escrow Agent, at the written direction of Seller, shall, to the extent practicable, invest and reinvest the Indemnity Escrowed Funds in any of the following as may be specified in writing by Seller: (i) readily marketable direct obligations of or obligations guaranteed by the United States of America maturing within one year from their respective dates of issuance, (ii) certificates of deposit maturing within thirty (30) days from their respective dates of issuance and issued by

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state or national banking institutions each of which shall have a capital and undivided surplus (as reflected in its latest publicly available financial statements) aggregating at least fifty million dollars ($50,000,000), (iii) municipal bonds of issuers that have a class of short-term obligations rated in one of the three highest debt-rating categories for short-term debt by Standards & Poor's, Moody's or Fitch, maturing within one year of their dates of issuance, and (iv) money market mutual funds meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, maturing within one (1) year of their dates of issuance (the foregoing clauses (i) through (iv) being hereinafter referred to as "Investments").

                                  ARTICLE III

                           Grant of Security Interest
                           --------------------------

     SECTION 3.01. Grant. Seller hereby grants to Buyer, to the extent and so long as any of the Indemnity Escrowed Amount and all moneys from time to time held standing to the credit thereof are held by the Escrow Agent hereunder, as of and from the date such funds are received by the Escrow Agent, a perfected, first priority security interest in the Indemnity Collateral Account, such funds and Seller's right to receive distributions thereof (collectively, the "Secured Funds"), to secure the payment of the amounts, if any, payable to the Buyer Indemnitees pursuant to Article V of the Purchase Agreement. In connection therewith, Seller expressly agrees (i) that the Escrow Agent is acting as Buyer's agent solely to the extent necessary to perfect Buyer's first priority security interest in the Secured Funds; (ii) to execute and deliver such instruments as Buyer may from time to time reasonably request for the purpose of evidencing and perfecting such security interest; and (iii) not to accept any "entitlement orders" (as such term is defined in Section 8-102(a)(8) of the UCC) with respect to the Indemnity Collateral Account or the Indemnity Escrowed Funds except as expressly set forth in this Agreement. The Escrow Agent will promptly notify Seller and Buyer if any Person asserts any Lien against the Indemnity Collateral Account or any portion of the Indemnity Escrowed Funds.

     SECTION 3.02. Representations and Covenants of Seller. Seller hereby represents, warrants and covenants as follows:

     (a) As a result of the execution and delivery of this Agreement and the filing of any financing statements or other documents necessary to assure, preserve and perfect the security interest created hereby, Buyer shall have a valid, perfected, enforceable lien on, and a continuing security interest in, the Secured Funds, enforceable and superior as such as against creditors and purchasers and such lien shall be superior and prior to all other liens on the Secured Funds;

     (b) Seller shall promptly give written notice to Buyer of any levy or attachment, execution or other process against any of the Secured Funds;

     (c) Seller at its sole cost and expense shall take any and all actions reasonably necessary or desirable to defend the Secured Funds against the claims and demands of all persons other than Buyer Indemnitees or Buyer and to defend the security interest of Buyer in the Secured Funds and the priority thereof against any adverse lien of any nature; and

     (d) Seller shall pay and discharge when due all taxes, levies and other charges on the Secured Funds, unless such tax, levy or other charge is being contested in good faith and with respect to which adequate reserves as determined in good faith by Seller have been established and are being maintained.

                                   ARTICLE IV

                 Distributions from Indemnity Collateral Account
                 -----------------------------------------------

     SECTION 4.01. Distributions to Buyer Indemnitees. If at any time and from time to time Buyer advises the Escrow Agent in writing (with a copy delivered simultaneously to Seller) (such notice, a "Claim") (a) that a Buyer Indemnitee is entitled to indemnification pursuant to Article V of the Purchase Agreement and (b) of the amount of indemnification due (the "Indemnity Amount"), then the Escrow Agent shall, between sixteen (16) and twenty (20) Business Days after the date of receipt of the written notice from Buyer, deliver Indemnity Escrowed Funds equal to the Indemnity Amount to Buyer (or any persons designated in writing by Buyer), unless the Escrow Agent shall have received, within (15) fifteen Business Days after the date the Escrow Agent received such written notice from Buyer, a written objection from Seller to such delivery setting forth the amount in dispute, in which case the Escrow Agent shall deliver any undisputed amount to Buyer (or its designee) and shall continue to hold the disputed amount until either (A) receipt of a certificate signed by Buyer and Seller directing the Escrow Agent to deliver Indemnity Escrowed Funds equal to the agreed Indemnity Amount set forth in such certificate to Buyer or (B) receipt of an order of a court of competent jurisdiction directing the Escrow Agent to deliver Indemnity Escrowed Funds equal to the disputed Indemnity Amount specified therein to Buyer (or its designee). As promptly as practicable following the receipt of any such certificate or order, the Escrow Agent shall deliver to Buyer Indemnity Escrow Funds equal to the Indemnity Accounting Fees.

     SECTION 4.02. Distributions to Seller on Indemnity Stepdown Payments. (a) No later than forty-five (45) calendar days prior to each Indemnity Stepdown Payment Date, Buyer and Seller shall attempt in good faith to agree in writing to an estimate of the Remaining Indemnity Amount as of such date. In the event that Buyer and Seller are unable to agree to the Remaining Indemnity Amount by the thirtieth (30th) calendar day prior to the Indemnity Stepdown Payment Date, then a nationally recognized independent accounting firm not then engaged by Buyer or Seller (the "Accounting Firm") shall determine such amount within thirty (30) calendar days thereafter. The fees and expenses of the Accounting Firm shall be shared equally by Buyer and Seller. In determining such Remaining Indemnity Amount with respect to Claims relating to a matter then in litigation, the Accounting Firm will take steps similar to those that would be taken in establishing a reserve under FAS 5 (including consultation with the counsel litigating such matter). After the Remaining Indemnity Amount is determined, on each Indemnity Stepdown Payment Date, a copy of such determination, signed by both Buyer and Seller, shall be delivered to the Escrow Agent. As promptly as practicable following the determination of the Remaining Indemnity Amount, the Escrow Agent shall deliver to Seller the Indemnity Stepdown Payment for such Indemnity Stepdown Payment Date, the amount of which shall be, (i) on the first
(1st) Indemnity Stepdown Payment Date, the lesser of (A) $125,000 and (B) the excess of (1) the Indemnity Escrowed Funds (immediately prior to payment of any Indemnity Stepdown Payment on such date) over (2) $125,000 plus the Remaining Indemnity Amount as of such date, and (ii) on the second (2nd) Indemnity Stepdown Payment Date, the amount equal to the amount, if any, by which the Indemnity Escrowed Funds (immediately prior to payment of any Indemnity Stepdown Payment on such date) exceed the Remaining Indemnity Amount as of such date.

     (b) Notwithstanding anything in the foregoing Section 4.02(a):

         (i) The Escrow Agent shall not make any Indemnity Stepdown Payment if, on the applicable Indemnity Stepdown Payment Date, any Indemnity Amount (or portion thereof) then being disputed has not been accounted for in the Remaining Indemnity Amount as determined pursuant to Section 4.02 hereof; and

         (ii) If the Escrow Agent is unable to deliver the full amount of any Indemnity Amount due to Buyer (or its designee) pursuant to Section 4.01 hereof, Seller shall pay to Buyer (or its designee) not more than five (5) Business Days thereafter, by wire transfer or certified check made payable to Buyer (or its designee), such Indemnity Amount or portion thereof, to the extent that (A) such Indemnity Amount or portion thereof has not been paid otherwise hereunder and
(B) the payment of such Indemnity Amount or portion thereof does not exceed the limitation set forth in Section 4.05 hereof.

     SECTION 4.03. Initial Distribution to Seller After the Termination Date. No later than forty-five (45) calendar days after the Termination Date, Buyer and Seller shall attempt in good faith to agree in writing to an estimate of the Remaining Indemnity Amount as of such date, if any. Any disagreement as to the Remaining Indemnity Amount shall be resolved in the manner (including payment of the Accounting Firm's fees and expenses) and within the time periods provided in
Section 4.02 hereof. After the Remaining Indemnity Amount is determined and a copy of such determination, signed by both Buyer and Seller, is sent to the Escrow Agent, there shall be retained, in the Indemnity Collateral Account, Indemnity Escrowed Funds equal to the Remaining Indemnity Amount. As promptly as practicable following the determination of the Remaining Indemnity Amount, the excess, if any, of the Indemnity Escrowed Funds over the Remaining Indemnity Amount shall be distributed to Seller. If the Remaining Indemnity Amount is zero, this Article IV shall terminate and all remaining Indemnity Escrowed Funds shall be paid to Seller.

     SECTION 4.04. Special Distributions to Seller. (a) If, following the Termination Date, any Claim is resolved (a "Resolved Claim") for an amount that is less than the Indemnity Amount specified in the notice with respect to such Resolved Claim (or, if less, the amount of Indemnity Escrowed Funds then held in the Indemnity Collateral Account with respect to such Resolved Claim pursuant to the most recent determination of the Remaining Indemnity Amount), the Escrow Agent shall distribute to Seller, upon written notice signed by Buyer and Seller, any Indemnity Escrowed Funds being held in respect of such Resolved Claim in excess of the actual Indemnity Amount with respect to such Resolved Claim; provided that if any Buyer Indemnitee is entitled to indemnification with respect to such Resolved Claim, (i) Seller or a court of competent jurisdiction shall have directed the Escrow Agent to deliver Indemnity Escrowed Funds to such Buyer Indemnitee with respect thereto pursuant to Section 4.01 hereof and (ii) the amount of Indemnity Escrowed Funds then being held in respect of all other Claims shall not be less than the Remaining Indemnity Amount (as most recently determined) adjusted to reflect the resolution of such Resolved Claim.

         (b) If, at any time after the Termination Date, Buyer has knowledge that, as to any Remaining Indemnity Amount being held in escrow, the Remaining Indemnity Amount exceeds the aggregate amount of Damages that are reasonably likely to arise in connection with all outstanding Claims, Buyer shall notify the Escrow Agent in writing (with a copy to Seller) and the Escrow Agent shall release all Indemnity Escrowed Funds in excess of the amount of Damages that are reasonably likely to arise in relation to such Claims, if any.

     SECTION 4.05. Limitation on Distributions to Buyer. In no event shall Buyer seek payment to it of any amount under this Article IV in excess of the Indemnity Escrowed Amount.

                                   ARTICLE V
                                The Escrow Agent
                                ----------------

     SECTION 5.01.

         (a) General. The Escrow Agent shall not deal with the Indemnity Escrowed Funds except in accordance with (i) this Agreement, (ii) written instructions given in conformity with this Agreement or (iii) instructions agreed to in writing by Buyer and Seller. The Escrow Agent shall not be bound in any way by the Purchase Agreement or by any agreement or contract between the Buyer and Seller other than this Agreement (whether or not the Escrow Agent has knowledge thereof), it being understood that the Escrow Agent's only duties and responsibilities shall be to invest, hold and distribute the Indemnity Escrowed Funds in accordance with the terms of this Agreement. The Escrow Agent shall not be responsible for any loss resulting from investments of the Indemnity Escrowed Funds in accordance with the terms of this Agreement. The Escrow Agent shall have no liability with respect to any action taken by it except for its own gross negligence or willful misconduct. The Escrow Agent makes no representations and has no responsibility as to the validity, genuineness or sufficiency of any of the documents or instruments included in the subject matter of the escrow. The Escrow Agent may rely and shall be protected in relying upon any resolution, certificate, opinion, request, communication, demand, receipt or other paper or document in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties in accordance with the terms of this Agreement. The Escrow Agent may act in

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


reliance upon the advice of counsel satisfactory to it in reference to any matter in connection with the escrow and shall not incur any liability for any action taken in good faith in accordance with such advice.

         (b) Distributions to Seller. All distributions to Seller of Indemnity Escrowed Funds hereunder shall be made via wire transfer to the following account:

         Wells Fargo Bank, N.A.
         San Francisco, CA
         ABA: 121000248
         Account Name: WFBCI for Spectrum Organic Products, Inc.
         Account Number: # 4375-657665

Notwithstanding anything to the contrary herein, the foregoing instructions shall not be modified without the written consent of Wells Fargo Business Credit, Inc.

     SECTION 5.02. Fees. The Escrow Agent's fees and expenses (including the reasonable fees, expenses and disbursements of its counsel) in acting hereunder shall be paid by Seller. While the Escrow Agent holds the Indemnity Escrowed Funds, any dividend or interest income earned by the Indemnity Escrowed Funds shall be reinvested in the Indemnity Escrowed Funds and shall be added to the amount of the Indemnity Escrowed Funds then being held by Escrow Agent, net of any monthly fees, escrow fees or expenses due the Escrow Agent. The Escrow Agent's fee is $2,500 per account per year (or any part thereof).

     SECTION 5.03. Resignation. The Escrow Agent or any successor Escrow Agent hereunder may resign by giving thirty (30 )days, prior written notice of resignation to Buyer and Seller, and such resignation shall be effective from the date specified in such notice. In case the office of Escrow Agent shall become vacant for any reason, Buyer may appoint a bank or trust company having capital and undivided surplus (as reflected in its latest publicly available certified financial statements) of not less than twenty-five million dollars ($25,000,000) and having an office in the State of New York, as successor Escrow Agent hereunder by an instrument or instruments in writing delivered to such successor Escrow Agent, the retiring Escrow Agent and Seller, whereupon such successor Escrow Agent shall succeed to all the rights and obligations of the retiring Escrow Agent as if this Agreement were originally executed by such successor Escrow Agent, and the retiring Escrow Agent shall duly transfer and deliver to such successor Escrow Agent the Indemnity Escrowed Funds in the form held by it hereunder at such time.

     SECTION 5.04. Dispute Resolution; Reliance Upon Counsel or By Court. In the event of any dispute between or among the parties to this Agreement or of any dispute as to the Escrow Agent and its duties, the Escrow Agent shall be entitled to refuse to comply with any claim or demand and:

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         (a) may act or refrain from acting in full reliance upon and with the advice of counsel selected by it and shall be fully protected in so acting or refraining from acting on the advice of counsel; or

         (b) may refrain from acting until required to do so by final adjudication by a court of competent jurisdiction; or

         (c) may deposit the Indemnity Escrowed Funds held by it with the Superior Court of Connecticut, Judicial District of Waterbury and commence an interpleader action to determine the proper disposition of the Indemnity Escrowed Funds. The cost of such counsel and the costs of such action including reasonable attorneys' fees incurred by the Escrow Agent shall be paid as ordered by such court, but if there be no order, then by the parties (other than the Escrow Agent) equally.


                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

     SECTION 6.01. Registration. The Escrow Agent may register any Investments in its own name or in the name of a nominee or maintain them in bearer form and may deposit any such Investments in a depository or clearing corporation.

     SECTION 6.02. Expenses. Each of Buyer and Seller shall pay its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     SECTION 6.03. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, to the parties to this Agreement at the following addresses or at such other address for a party as shall be specified by like notice:

     to Buyer:

                  Organic Ingredients, Inc.
                  One Ramada Plaza, Suite 700
                  New Rochelle, New York 10801
                  Attention:
                  Fax No.:

                  with a copy to:

                  Acirca, Inc.
                  One Ramada Plaza, Suite 700
                  New Rochelle, New York  10801
                  Attention: William Urich, Chief Financial Officer
                  Fax No.:   (914) 380-8080

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


                  and with a copy to:

                  Arnold & Porter
                  555 Twelfth Street, N.W.
                  Washington, D.C.  20004
                  Attention:  Neil Goodman
                  Fax No.:   (202) 942-5999

         to Seller:

                  Spectrum Organic Products, Inc.
                  1304 South Point Boulevard
                  Suite 280
                  Petaluma, CA  94954
                  Attention: Bob Fowles
                  Fax No.: (707) 765-8736

                  with a copy to:

                  Cooley Godward LLP
                  One Maritime Plaza, 20th Floor
                  San Francisco, CA  94111
                  Attention: Susan Cooper Philpot
                  Fax No. : (415) 951-3699

         to the Escrow Agent:

                  Webster Trust Company, N.A.
                  123 Bank Street
                  Waterbury, CT 06702
                  Attention: Christopher Rand
                  Fax No.: (203) 465-5362

                  with a copy to:

                  Griffin & Griffin, P.C.
                  145 Bank Street
                  P.O. Box 2184
                  Waterbury, CT 06722
                  Fax No. : (203) 596-7983

All such notices and communications shall be deemed to have been received on the date of delivery if personally delivered or on the third Business Day after the mailing thereof.

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     SECTION 6.04. Assignability. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, but shall not be assignable by any party without the prior written consent of the other parties.

     SECTION 6.05. Purchase Price Adjustment; Taxes. The parties hereto agree that any amounts paid to any Buyer Indemnitee hereunder shall be treated as an adjustment to the Purchase Price paid by Buyer pursuant to the Purchase Agreement. The parties hereto agree that all Escrowed Funds (other than the Escrowed Amount) shall be treated as income of Seller for all Federal, state and local tax purposes.

     SECTION 6.06. Entire Agreement. This Agreement and the Asset Purchase Agreement and the other Related Agreements except as set forth therein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, written and oral.

     SECTION 6.07. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT GIVING EFFECT TO THE CONFLICTS RULES THEREOF TO THE EXTENT SUCH CONFLICTS RULES WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

     SECTION 6.08. Forum Selection And Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT FOR THE DISTRICT OF CONNECTICUT OR THE SUPERIOR COURT OF CONNECTICUT, JUDICIAL DISTRICT OF WATERBURY, AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ANY OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS FROM ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY HAND DELIVERY OR BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT THE ADDRESSES DESCRIBED IN SECTION 6 OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE UPON HAND DELIVERY OR TEN (10) DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION IT MAY HAVE TO VENUE AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTIONS OR PROCEEDINGS.

     SECTION 6.09. Article and Section Headings. The article, section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

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     SECTION 6.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be a single agreement.

     SECTION 6.11. Amendment; No Waivers. This Agreement may not be amended or modified except (a) by an instrument in writing signed by Buyer, Seller and the Escrow Agent or (b) by a waiver in accordance with the following sentence. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other parties hereto or (ii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party at any time to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any breach of any term contained in this Agreement shall be deemed to be or construed as a further or continuing waiver of any such breach in any subsequent instance or waiver of any breach of any other term contained in this Agreement.

     SECTION 6.12. Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nonetheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

SECTION 6.13. Further Assurances. Each of Buyer and Seller agree to execute and deliver, upon the written request of any party hereto, any and all such further instruments and documents as such party may deem desirable for the purpose of obtaining the full benefits of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties to this Agreement have caused this
Agreement to be duly executed as of the date first written above.


                                            ORGANIC INGREDIENTS, INC.

                                            By
                                              ---------------------------------
                                            Name:  William F. Urich
                                            Title:  Chief Financial Officer


                                            SPECTRUM ORGANIC PRODUCTS, INC.

                                            By
                                              ---------------------------------
                                            Name: Robert B. Fowles
                                            Title:  Chief Financial Officer



                                            Webster Trust Company, N.A.
                                            as Escrow Agent,

                                            By
                                              ---------------------------------
                                            Name:
                                            Title:


                                      -12-